ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

(To be renamed the AST Small-Cap Growth Opportunities Portfolio)

Supplement dated September 25, 2014 to the Summary Prospectus dated April 28, 2014

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Federated Aggressive Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

AST Federated Aggressive Growth Portfolio: New Subadvisory Arrangement and Name Change

The Board of Trustees of the Advanced Series Trust recently approved replacing Federal Equity Management Company of Pennsylvania/Federated Global Investment Management Corp. as the subadviser for the Portfolio with two subadvisers: Wellington Management Company LLP and RS Investment Management Co. LLC. The Portfolio will also be renamed the AST Small-Cap Growth Opportunities Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Summary Prospectus is revised as follows, effective on November 24, 2014:

         I.            All references in the Summary Prospectus to AST Federated Aggressive Growth Portfolio are hereby changed to AST Small-Cap Growth Opportunities Portfolio.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

III.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	RS Investment Management Co. LLC	Stephen J. Bishop	Co-Portfolio Manager	November 2014
AST Investment Services, Inc.		Melissa Chadwick-Dunn	Co-Portfolio Manager	November 2014
		D. Scott Tracy, CFA	Co-Portfolio Manager	November 2014
	Wellington Management Company LLP	Mammen Chally, CFA	Vice President and Equity Portfolio Manager	November 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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